                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1994 to May 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10 day of June, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1994


                          CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                          TRUST ACCOUNT #3331875-0
                          REMITTANCE DATE: 6/15/94


                                                    Total $            Per $1,000
Class A Certificates                                 Amount             Original
- - - --------------------                             -------------       --------------
(1)  Amount available (including Monthly
     Servicing Fee)                               7,882,417.47

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                      784,617.50        4.48352857
         b. Class A-2 Interest                      487,500.00        5.41666667
         c. Class A-3 Interest                      316,250.00        5.75000000
         d. Class A-4 Interest                      405,078.00        6.00000000
         e. Class A-5 Interest                      716,062.56        6.37499999

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                      .00               .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                      .00               .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                                   3,578,181.55               N/A
         a. Scheduled Principal                   1,395,719.05               N/A
         b. Principal Prepayments                 2,182,462.50               N/A
         c. Liquidated Contracts                           .00               N/A
         d. Repurchases                                    .00               N/A

     (6) Pool Scheduled Principal
         Balance                                551,168,299.30      981.40028966
    (6a) Pool Factor                                 .98140029

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                              .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)              88.86%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1994
                                    Page 2


                             CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                             TRUST ACCOUNT #3331875-0
                             REMITTANCE DATE: 6/15/94

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                 --------------  ---------------
     (9) Class A Percentage for the following
         Remittance Date                                 88.79%

    (10) Class A Principal Distribution:
         a. Class A-1                              3,578,181.55   20.44675171
         b. Class A-2                                       .00           .00
         c. Class A-3                                       .00           .00
         d. Class A-4                                       .00           .00
         e. Class A-5                                       .00           .00

    (11) Class A-1 Principal Balance             164,554,139.30  940.30936743
   (11a) Class A-1 Pool Factor                        .94030937

    (12) Class A-2 Principal Balance              90,000,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                       1.00000000

    (13) Class A-3 Principal Balance              55,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                       1.00000000

    (14) Class A-4 Principal Balance              67,513,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                       1.00000000

    (15) Class A-5 Principal Balance             112,323,539.00  1000.0000000
   (15a) Class A-5 Pool Factor                       1.00000000

    (16) Unpaid Class A Principal Shortfall
         (if any)following current Remittance
         Date                                               .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

  (17)   31-59 days                                2,348,263.66            97

  (18)   60 days or more                             681,233.62            25

  (19)   Current Month Repossessions                 163,735.00             9

  (20)   Repossession Inventory                      278,041.61            13

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1994
                                    Page 3



                             CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                             TRUST ACCOUNT #3331875-0
                             REMITTANCE DATE: 6/15/94


Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in January 1999)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                .12%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                     .07%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                .43%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                     .24%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                              N/A

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                            N/A

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                           N/A

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $11,232,283.00                                            11.14%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                MONTHLY REPORT
                                   May, 1994

                                       CUSIP#'S 393505BZ4, CA8
                                       REMITTANCE DATE: 6/15/94

                                                 Total $         Per $1,000
                                                  Amount          Original
                                               -----------     ---------------
CLASS B1 CERTIFICATES
- - - ---------------------

 (1) Amount Available less the Class A
     Distribution Amount (including Monthly
     Servicing Fee)                             1,594,727.86

 (2) Class B-1 Remittance Rate (7.60% unless
     Weighted Average Contract Rate is
     below 7.60%)                                      7.60%

 (3) Aggregate Class B1 Interest                  160,056.00       6.33333333

 (4) Amount applied to Unpaid Class
     BI Interest Shortfall                               .00              .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                  .00              .00

 (6) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date            .00

 (7) Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero.  Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)               .00

(7a) Class B Percentage for the following
     Remittance Date                                     .00

 (8) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                               .00

(9a) Class B1 Principal Shortfall                                         .00

(9b) Unpaid Class B1 Principal Shortfall                                  .00

(10) Class Principal Balance                                    61,777,621.00

(11) Class B1 Principal Balance                                 25,272,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                        CLASS B1, B2 and C CERTIFICATES
                                MONTHLY REPORT
                                   May, 1994




                                       CUSIP#'S 393505BZ4, CA8
                                       REMITTANCE DATE: 6/15/94

Class B2 and C Certificates
- - - -----------------------------
(12) Remaining Amount Available                  1,434,671.86

(13) Class B-2 Remittance Rate (8.55%
     unless Weighted Average Contract
     Rate is less than 8.55%)                           7.85%

(14) Aggregate Class B2 Interest                   238,807.60       6.54166656

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                .00              .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                   .00              .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                              .00

(18) Class B2 Principal Liquidation Loss Amount                            .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                             .00

(20) Reserve Draw Amount                                                   .00

(21) Class B2 Principal Balance                                  36,505,621.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and B2
     Distribution Amount; if the Company
     is the Servicer)                                               231,144.37

(23) 2.60 Guarantee Fee                                             964,719.89

(24) Class C Residual Payment                                              .00

(26) Repossessed Contracts                                          163,735.00

(27) Repossessed Contracts Remaining in Inventory                   278,041.61

(28) Weighted Average Contract Rate                                    9.80411